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                                                                   EXHIBIT 99.19

DEBTOR:  AMERICAN HAWAII PROPERTIES CORPORATION     CASE NUMBER:  01-10976 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that American Hawaii Properties Corporation was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.





/s/ EDDIE J. PUSTIZZI
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Eddie J. Pustizzi
Director, Accounting